UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 13, 2010

TRIANGLE CASTINGS, INC.
 (Exact name of registrant as specified in charter)

Nevada
(State or other jurisdiction of incorporation)

333-163499	26-3024783
(Commission File Number)	(IRS Employer Identification No.)

103 Larkwood Lane
Cary, NC 27518
_______________________________________________
(Address of principal executive offices and zip code)

 (919) 632-8155
____________________________________________
(Registrant’s telephone number including area code)

_______________________________
(Former Name and Former Address)

Copy to:
Gregg E. Jaclin, Esq.
Anslow & Jaclin, LLP
195 Route 9 South, Suite 204
Manalapan, New Jersey 07726

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 5.06 Change in Shell Company Status

Triangle Castings, Inc. (the “Company”) belies based the progress of its ongoing business operation the Company has ceased to be a shell company, as that term is defined in Rule 12b-2 of the Securities Exchange Act of 1934, as amended.

A detailed description of the Company’s ongoing operations is included in its Form 10-Q filing for the period ended June 30, 2010.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIANGLE CASTINGS, INC.

By:	/s/ Denis M. Snyder
Name:	Denis M. Snyder
Title:	President, Principal Executive Officer, Principal Financial Officer Principal Accounting Officer, Director
 Dated: August 17, 2010

TRIANGLE CASTINGS, INC.

By:	/s/Joseph E. McMillan
Secretary, Director

Dated: August 17, 2010